                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of earliest event reported: April 16, 1998

                      AUTONOMOUS TECHNOLOGIES CORPORATION
            (Exact name of registrant as specified in its charter)


          Florida                      0-28278               59-2554729
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
     of incorporation)                                    Identification No.)


                 2800 Discovery Drive, Orlando, Florida 32826
       (Address of registrant's principal executive offices)  (Zip Code)
      Registrant's telephone number, including area code:  (407) 384-1600

                             ITEM 5: OTHER EVENTS.

     On April 16, 1998, the Company entered into a Convertible Preferred Stock Purchase Agreement (the "Stock Purchase Agreement") and a Registration Rights Agreement with OZ Master Fund, Ltd. (the "Investor"). The Investor is managed by the Och-Ziff Capital Management Group. Copies of the Stock Purchase Agreement and the Registration Rights Agreement were previously filed as Exhibits 10.1 and
10.2 to the Current Report on Form 8-K filed on April 27, 1998. On July 22, 1998, the Company and the Investor entered into a Letter Agreement amending the Stock Purchase Agreement, the Registration Rights Agreement and the Certificate of Designation. A copy of the Letter Agreement is filed as Exhibit 10.5 to this Form 8-K.

     Under the terms of the Stock Purchase Agreement, the Investor agreed to purchase 500 shares of Series I Convertible Preferred Stock (the "Preferred Stock"), with an option to purchase an additional 400 shares of Preferred Stock and a Stock Purchase Warrant for 300,000 shares of common stock (the "Option"). That is, if the Option is exercised, the Investor will purchase an additional 400 shares of Preferred Stock along with the Stock Purchase Warrant for 300,000 shares of common stock (the "Warrant"). The purchase price for the initial 500 shares of Preferred Stock is $5,000,000, and the exercise price for the Option is $4,000,000. A copy of the Warrant was previously filed as Exhibit 10.3 to the Current Report on Form 8-K filed on April 27, 1998.

     The exercise period for the Option was amended in the Letter Agreement such that the Option may be exercised before the later of 56 days following the effective date of an initial resale registration statement to be filed pertaining to the shares of common stock underlying the initial 500 shares of Preferred Stock or November 10, 1998. The Company has filed a resale registration statement for these shares on Form S-3, and will use its best efforts to have this resale registration statement declared effective by the Securities and Exchange Commission.

     Under the Letter Agreement, the Company has agreed to file a second resale registration statement pertaining to the shares of common stock underlying the additional 400 shares of Preferred Stock and the 300,000 shares of common stock underlying the Stock Purchase Warrant within 20 days of the Company's receipt of the Investors irrevocable notice to exercise the Option. The Company will use its best efforts to have this resale registration statement declared effective by the Securities and Exchange Commission.

     The offering of the 500 shares of Preferred Stock and the Option was completed upon the execution of the Stock Purchase Agreement and the Registration Rights Agreement. The closing on the purchase and sale of 500 shares of Preferred Stock is subject to the initial resale registration statement being declared effective by the SEC within 115 days from April 16, 1998 (the initial 70-day period plus an extension of 45 days). In the event that the Resale Registration Statement is not declared effective within such 115-day period, the Investor will have the right not to close and to terminate the Stock Purchase Agreement.

     The Preferred Stock will be issued by the Company out of authorized but unissued shares of preferred stock, the terms of which have been set by action by the Company's Board of Directors. Pursuant to the Stock Purchase Agreement, the Board of Directors adopted a Certificate of Designation of the terms of the Preferred Stock and the Company's Articles of Incorporation were amended to include these terms. Pursuant to the Letter Agreement, the Certificate of Designation has been amended and the Company will file an amendment to its Articles of Incorporation reflecting the amended Certificate of Designation prior to the initial closing. The amendment to the Certificate of Designation provides that the 500 shares of Preferred Stock are convertible into a maximum of 1,750,000 shares of Common Stock and that, in the event the Option is exercised, the 500 shares of Preferred Stock and the 400 shares of Preferred Stock, together, are convertible into an aggregate maximum of 20% of the Company's Common Stock outstanding on the initial closing date minus one share.

     The Company has filed the resale registration statement required by the Stock Purchase Agreement and the Registration Rights Agreement. Subject to being able to adequately respond to comments received from the

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

Securities and Exchange Commission concerning such registration statement, the Company believes that the resale registration statement will be effective on or before July 31, 1998.



                                    EXHIBITS

Exhibit Number          Exhibit Description
--------------          ----------------------------------------------
-------------------------------------------------------------------------------------------------------
3.1 *                   Amendment to the Third Amended and Restated Articles of Incorporation
-------------------------------------------------------------------------------------------------------
10.1 **                 Convertible Preferred Stock Purchase Agreement
-------------------------------------------------------------------------------------------------------
10.2 **                 Registration Rights Agreement
-------------------------------------------------------------------------------------------------------
10.3 **                 Warrant
-------------------------------------------------------------------------------------------------------
10.4 **                 Certificate of Designation
-------------------------------------------------------------------------------------------------------
10.5                    Letter Agreement, dated July 22, 1998, amending the Convertible Preferred Stock
                        Purchase Agreement, the Registration Rights Agreement and the Certificate of
                        Designation
-------------------------------------------------------------------------------------------------------

*     To be filed in a Form 8-K immediately prior to the initial closing.
** Incorporated by reference to the Current Report on Form 8-K filed April 27, 1998.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Autonomous Technologies Corporation


Date:    July 22, 1998              By: /s/ Randy W. Frey
     -----------------                 -----------------------------------
                                    Randy W. Frey, Chief Executive Officer

                               INDEX TO EXHIBITS

Exhibit Number     Exhibit Description
--------------     -------------------------------------------
--------------------------------------------------------------------------------------------------
3.1 *              Amendment to the Third Amended and Restated Articles of Incorporation
--------------------------------------------------------------------------------------------------
10.1 **            Convertible Preferred Stock Purchase Agreement
--------------------------------------------------------------------------------------------------
10.2 **            Registration Rights Agreement
--------------------------------------------------------------------------------------------------
10.3 **            Warrant
--------------------------------------------------------------------------------------------------
10.4 **            Certificate of Designation
--------------------------------------------------------------------------------------------------
10.5               Letter Agreement, dated July 22, 1998, amending the Convertible Preferred Stock
                   Purchase Agreement, the Registration Rights Agreement and the Certificate of
                   Designation
--------------------------------------------------------------------------------------------------

*     To be filed in a Form 8-K immediately prior to the initial closing.
** Incorporated by reference to the Current Report on Form 8-K filed April 27, 1998.

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